UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 9, 2006
(Date of the earliest event reported)

Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-32046 (Commission File Number)	95-4595609 (I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534
(Address of principal executive offices) (Zip Code)

661-723-7723
Registrant's telephone number, including area code

Item 2.01 Results of Operations and Financial Condition

On November 9, 2006, Simulations Plus, Inc., a California corporation (the "Company"), issued a press release reporting preliminary financial results for the fiscal year ending August 31, 2006. A copy of the press release hereto is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

On the same date, the company’s CEO presented financial results for the fiscal year ending August 31, 2006 at Earnings Conference Call. A copy of the Power Point Presentation hereto is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.
This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements. Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits

99.1	Press Release dated November 9, 2006.
99.2	Power Point Presentation for the Earnings Conference Call on November 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: November 9, 2006	By:	/s/ Momoko Beran
Momoko Beran Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 9, 2006.
99.2	Power Point Presentation for the Earnings Conference Call on November 9, 2006.